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                                                                  Exhibit 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 14, 1996 included in the Company's Form 10-KSB for the fiscal year ended March 31, 1998 into this Registration Statement on Form S-8.




                                          LUND KOEHLER COX & ARKEMA, LLP




Minneapolis, Minnesota
October 29, 1998



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